UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2006

                        FRANKLIN STREET PROPERTIES CORP.
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               (Exact Name of Registrant as Specified in Charter)

            Maryland                    001-32470             04-3578653
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     (State or Other Juris-            (Commission           (IRS Employer
    diction of Incorporation          File Number)        Identification No.)

       401 Edgewater Place, Suite 200, Wakefield MA          01880-6210
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         (Address of Principal Executive Offices)            (Zip Code)

       Registrant's telephone number, including area code: (781) 557-1300


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          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

      On April 30, 2006, Franklin Street Properties Corp. ("FSP Corp."), five of its wholly-owned subsidiaries (the "Acquisition Subsidiaries") and five real estate investment trusts (the "Target REITs"), consummated the acquisition of the Target REITs by FSP Corp. by means of the merger of each Target REIT with and into an Acquisition Subsidiary ("the Mergers"), pursuant to the Agreement and Plan of Merger dated as of March 15, 2006 (the "Merger Agreement"). The Target REITs are FSP Willow Bend Office Center Corp., FSP Innsbrook Corp., FSP 380 Interlocken Corp., FSP Blue Lagoon Drive Corp., and FSP Eldridge Green Corp. The Acquisition Subsidiaries are Willow Bend Acquisition Corp., Innsbrook Acquisition Corp., 380 Interlocken Acquisition Corp., Blue Lagoon Acquisition Corp., and Eldridge Green Acquisition Corp. FSP Willow Bend Office Center Corp. owned an office building in Plano, Texas; FSP Innsbrook Corp. owned three office buildings in Glen Allen, Virginia; FSP 380 Interlocken Corp. owned an office building in Broomfield, Colorado; FSP Blue Lagoon Drive Corp. owned an office building in Miami, Florida; and FSP Eldridge Green Corp. owned an office building in Houston, Texas.

      Pursuant to the Merger Agreement, the preferred stock in each Target REIT (the "Target Stock") was converted into a number of shares of FSP Corp. common stock equal to an exchange ratio, which exchange ratio was calculated for each Target REIT by dividing the price per share of the Target REIT by the market value of the FSP Corp. common stock. The market value of FSP Corp. common stock was $20.94 per share calculated by taking the volume weighted average of the selling price of the FSP Corp. common stock on the American Stock Exchange over twenty (20) consecutive trading days commencing on March 29, 2006 and ending on April 26, 2006. Under generally accepted accounting principles in the United States, FSP Corp. is reporting the market value of FSP Corp. common stock at $21.01 per share, as further described in the Notes to Condensed Consolidated Pro Forma Financial Statements included with this Current Report on Form 8-K. The price per share of each Target REIT is set forth in the table below:

      Target REIT                        Price Per Target Share
      -----------                        ----------------------
      Willow Bend                        $100,000.00
      Innsbrook                          $105,263.16
      380 Interlocken                    $105,000.00
      Blue Lagoon                        $100,000.00
      Eldridge Green                     $121,546.96

Based on the above-described exchange ratio, the Target Stock was converted into the number of shares of common stock of FSP Corp. set forth in the table below and FSP Corp. has reserved for issuance an aggregate of 10,972,279 shares. In addition, the one share of common stock issued and outstanding for each Target REIT, and held by FSP Corp., was cancelled. FSP Corp. did not receive any consideration for the one share of common stock it held in each Target REIT or for the 49.25 shares of preferred stock it held in FSP Blue Lagoon Drive Corp.

                                  Shares of common stock of       Shares of common stock of
                                    FSP Corp. issuable in         FSP Corp. issuable in the
                                   exchange for each share      aggregate to stockholders of
      Target REIT                      of Target Stock             each Target REIT (1)(2)
      -----------                      ---------------             -----------------------

      Willow Bend                         4,775.55                          938,763
      Innsbrook                           5,026.89                        2,387,775
      380 Interlocken                     5,014.33                        2,406,877
      Blue Lagoon                         4,775.55                        2,625,358
      Eldridge Green                      5,804.53                        2,568,506
                                                                         ----------
      Total                                                              10,972,279
                                                                         ==========

----------
(1)   Rounded to the nearest whole share.
(2) This number of shares of common stock of FSP Corp. is slightly higher than the actual number of shares of common stock of FSP Corp. issued in connection with the Mergers due to the fact that FSP Corp. will pay cash in lieu of issuing fractional shares of common stock of FSP Corp.

      The Merger Agreement was approved by the board of directors of FSP Corp. and the board of directors and a majority of the stockholders of each Target REIT. A number of conflicts of interest are inherent in the relationships among the Target REITs, the boards of directors of the Target REITs, FSP Corp., FSP Corp.'s board of directors and their respective affiliates. These conflicts of interest include, among others:

o George J. Carter, the President and a director of each Target REIT, is President and Chief Executive Officer and a director of FSP Corp. and owns an aggregate of 810,531 shares of common stock of FSP Corp.;

o R. Scott MacPhee, an Executive Vice President, a director of each Target REIT and a member of the special committee of each Target REIT's board of directors, is also an Executive Vice President of FSP Corp. and owns an aggregate of 386,451 shares of common stock of FSP Corp.;

o William W. Gribbell, an Executive Vice President, a director of each Target REIT and a member of the special committee of each Target REIT's board of directors, is also an Executive Vice President of FSP Corp. and owns an aggregate of 131,212 shares of common stock of FSP Corp.;

o Barbara J. Fournier, Vice President, Chief Operating Officer, Treasurer, Secretary and a director of each Target REIT, is also Vice President, Chief Operating Officer, Treasurer, Secretary and a director of FSP Corp. and owns an aggregate of 28,934 shares of common stock of FSP Corp.;

o Janet P. Notopoulos, Vice President of each target REIT and a director of FSP Blue Lagoon Drive Corp. and FSP Eldridge Green Corp., is also a Vice President and director of FSP Corp. and owns an aggregate of 14,985 shares of common stock of FSP Corp.; and

o Barry Silverstein, Dennis J. McGillicuddy, John N. Burke and Georgia Murray, are the only directors of FSP Corp. who are not also officers or directors of any Target REIT.

      Mr. Silverstein and Mr. McGillicuddy, each a director of FSP Corp., beneficially owned an aggregate of 102.5 and 33 shares of Target Stock, respectively. Messrs. Silverstein and McGillicuddy each purchased their shares in the original offerings of Target Stock and on the same terms as other stockholders of such Target REITs. These shares of Target Stock held by Messrs. Silverstein and McGillicuddy converted into approximately 535,346 and approximately 157,593 shares of common stock of FSP Corp., respectively.

      The spouse of William Gribbell, an executive officer of FSP Corp. and an executive officer and a director of each Target REIT, owned 0.25 shares of Target Stock. Mr. Gribbell's spouse purchased her partial share of Target Stock in the original offering of Target Stock and, except for not paying a sales commission, on the same terms as other stockholders of such Target REITs. This partial share of Target Stock held by Mr. Gribbell's spouse converted into approximately 1,451 shares of common stock of FSP Corp.

      The properties formerly owned by the Target REITs continue to be managed by FSP Property Management LLC, a wholly-owned subsidiary of FSP Corp. pursuant to management services agreements under which FSP Corp. previously received certain fees from each Target REIT for its management services.

Item 9.01. Financial Statements and Exhibits

      (a)   Financial Statements of Business Acquired

            The financial statements required by this item are contained in
            Exhibit 99.1 to this Form 8-K and are incorporated herein by reference.

      (b)   Pro Forma Financial Information.

            The pro forma financial information required by this item is contained in Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

      (c)   Exhibits.

            See Exhibit Index attached hereto.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FRANKLIN STREET PROPERTIES CORP.

Date:  May 4, 2006                  By: /s/ George J. Carter
                                        --------------------------------------
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                             Description
-----------                             -----------

2.1* Agreement and Plan of Merger, dated as of March 15, 2006, by and among Franklin Street Properties Corp., the Acquisition Subsidiaries and the Target REITs

23.1**         Consent of Braver PC

99.1** Financial Statements of FSP Willow Bend Office Center Corp., FSP Innsbrook Corp., FSP 380 Interlocken Corp., FSP Blue Lagoon Drive Corp., and FSP Eldridge Green Corp.

99.2**         Pro Forma Financial Information of Franklin Street Properties
               Corp.

* Incorporated herein by reference to Exhibit 2.1 to FSP Corp.'s Current Report on Form 8-K, dated and filed on March 16, 2006.

**    Filed herewith.